SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 9,2002
(Date of earliest event reported)

MOBILE PET SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	1097181	11-2787966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 WEST WASHINGTON STREET, SUITE 110
SAN DIEGO, CALIFORNIA 92110
(Address of principal executive offices, including zip code)

(619) 226-6738
(Registrant’s telephone number, including area code)

ITEM	5. OTHER EVENTS.

On April 9, 2002, Mobile PET Systems, Inc. issued a press release announcing preliminary financial results for the third quarter ending March 31, 2002. A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM	7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

The following exhibits are filed herewith:

99    Form of Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE PET SYSTEMS, INC.

By:	/s/ ANTHONY TURNBULL
Anthony Turnbull Secretary and C.F.O.
Dated:    April 9, 2002

EXHIBIT INDEX

Exhibit No.	Description

99	Form of Press Release.

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